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                                                               EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K/A of our report dated July 28, 1997 included in the Registration Statement on Form S-1, File No. 333-32747. It should be noted that we have not audited any financial statements of the Company subsequent to October 31, 1996 or performed any audit procedures subsequent to the date of our report.


/s/ ARTHUR ANDERSEN L.L.P.

Chicago, Illinois
October 10, 1997